SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                               Amendment No. 1 to
                                    Form 8-K
                                       on
                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)      July 9, 2001
                                                     ------------



                         INDIVIDUAL INVESTOR GROUP, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Delaware                      1-10932                13-3487784
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(State or Other Jurisdiction     (Commission File       (IRS Employer
    of Incorporation)                Number)            Identification No.)



125 Broad Street, 14th Floor, New York, New York               10004
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code       (212) 742-2277
                                                     -------------------------



                                 Not Applicable
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         This amendment to the Company's Report on Form 8-K is being filed to include the required pro forma financial information related to the disposition previously reported upon.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (b)      Pro Forma Financial Information

                  Pro Forma Consolidated Condensed Balance Sheet at June 30, 2001 and notes thereto (incorporated by reference to Note 11 to the Notes to Consolidated Condensed Financial Statements for the Three and Six Months Ended June 30, 2001 and
                  2000 (Unaudited) in Part I, Item 1 to the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2001 (the "Notes"))

                  Pro Forma Consolidated Condensed Statements of Operations for the six months ended June 30, 2001 and the notes thereto (incorporated by reference to Note 11 to the Notes)

                  Pro Forma Consolidated Statements of Operations for the year ended December 31, 2000 and notes thereto (incorporated by reference to Note 11 to the Notes)


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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 22, 2001                INDIVIDUAL INVESTOR GROUP, INC.




                                       By:  /s/ Gregory E. Barton
                                            ----------------------
                                            Gregory E. Barton
                                            President















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